UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2--FINANCIAL INFORMATION

Item 2.02.	Results of Operations and Financial Condition

(a)
On April 24, 2014, Key Technology, Inc. (the "Company") held an Investor Forum and issued a press release announcing its financial results for its fiscal 2014 second quarter ended March 31, 2014. Subsequent to the Investor Forum and press release, on April 29, 2014, the Company and its subsidiary, Visys N.V., entered into a settlement agreement with Tomra Systems ASA and Tomra Sorting N.V. (formerly BEST N.V.) resolving previously disclosed litigation in Belgium, the Netherlands and elsewhere related to alleged infringement of intellectual property rights owned by Tomra Sorting and Visys N.V. Under the settlement agreement, the parties settled all disputes and waived all future rights of action related to the subject matter of the pending proceedings, which will be withdrawn from the relevant court dockets. In addition, as part of the settlement, the Company has recorded an additional accrual in a pre-tax amount of approximately $550,000.
In accordance with U.S. generally accepted accounting principles, the accrual will be recognized in the quarter ended March 31, 2014. On May 5, 2014, the Company updated its financial results for the quarter ended March 31, 2014 to reflect the effect of the accrual and issued a press release announcing the updated results. As indicated in the May 5, 2014 press release, net income decreased by approximately $0.06 per share, to a loss of $0.11 per share, compared to the previously reported loss of $0.05 per share, for the second fiscal quarter of 2014
A copy of the May 5, 2014 press release is attached as Exhibit 99.1. A copy of selected updated presentation slides from the April 24, 2014 Investor Forum Presentation is attached as Exhibit 99.2.
The information in this Current Report (including Exhibit 99.1 and Exhibit 99.2) is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
The following exhibits are furnished with this Current Report on Form 8-K/A:
	99.1	Updated Press Release, dated May 5, 2014
	99.2	Selected Updated Investor Forum Presentation Slides (Slides 6, 7 and 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ Jeffrey T. Siegal
Jeffrey T. Siegal
Vice President and Chief Financial Officer

Dated: May 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Press Release, dated May 5, 2014
99.2	Selected Updated Investor Forum Presentation Slides (Slides 6, 7 and 8)